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                                                                    EXHIBIT 10.3

                     FIRST AMENDMENT TO AMENDED AND RESTATED
                     REVOLVING CREDIT AND SECURITY AGREEMENT

         This First Amendment to Amended and Restated Revolving Credit and Security Agreement (the "Amendment") is entered into as of the 14 day of October, 2003 by and between SFBC INTERNATIONAL, INC., a Delaware corporation ("Borrower"), WACHOVIA BANK, NATIONAL ASSOCIATION (the "Bank"), successor in interest to First Union National Bank, and SOUTH FLORIDA KINETICS, INC., a Florida corporation, d/b/a SOUTH FLORIDA BIOAVAILABILITY CLINIC, SFBC FT. MYERS, INC., a Florida corporation, SFBC ANALYTICAL LABORATORIES, INC., a Florida corporation, SFBC NEW DRUG SERVICES, INC., a Florida corporation, f/k/a SFBC CHARLOTTE, INC., SFBC CANADA, INC., a Federal corporation (Canada), ANAPHARM, INC., a provincial corporation (Quebec), DAEDAL MANAGEMENT & INVESTMENT INC., a provincial corporation (Ontario), DANAPHARM CLINICAL RESEARCH INC., a provincial corporation (Ontario), and SYNFINE RESEARCH INC., a provincial corporation (Ontario) (collectively, the "Guarantor").

                                   WITNESSETH:

         WHEREAS, Borrower and Bank entered into that certain Revolving Credit and Security Agreement dated as of September 16, 2002 (the "Agreement"); and

         WHEREAS, Borrower and Bank entered into that certain Amended and Restated Revolving Credit and Security Agreement dated as of July 30, 2003; and

         WHEREAS, the parties desire to modify and amend the Agreement pursuant to the terms hereof. Capitalized terms used herein and not otherwise defined shall have the respective meanings assigned in the Agreement.

         NOW, THEREFORE, for good and valuable considerations, the receipt of which is hereby acknowledged, the parties do hereby modify the Agreement as follows:

         1. Section 2.1(A) of the Agreement is hereby deleted in its entirety and the following Section 2.1(A) is hereby substituted in lieu thereof:

                  2.1(a). $7,000,000.00 Revolving Credit Facility. Bank agrees, on the terms and conditions set forth in this Agreement, to make Advances and to issue commercial and standby letters of credit on behalf of Borrower from time to time during the Revolving Credit Period in amounts such that the aggregate principal amount of Advances and the face amount of any letters of credit at any one time outstanding will not exceed the lesser of (i) $7,000,000.00 or (ii) the Borrowing Base (the "$7,000,000 Loan"). The aggregate principal amount of all letters of credit shall not exceed $1,000,000.00. Notwithstanding the foregoing, the aggregate amount of the Advances by Bank from time to time shall be subject to any Reserves that Bank in its sole and absolute discretion may deem proper and/or necessary. Within the foregoing limit, Borrower may borrow, prepay and reborrow Advances at any time during the Revolving Credit Period for general corporate purposes. This is a revolving credit facility for general business purposes.

         2. Section 2.1(B) of the Agreement is hereby deleted in its entirety and the following Section 2.1(B) is hereby substituted in lieu thereof:

                  2.1(b)   $8,000,000.00 Non-Revolving Credit Facility. Bank
agrees, on the terms and conditions set forth in this Agreement, subject to the terms and conditions set forth in the $8,000,000 Note (as defined below), to make Advances on behalf of Borrower from time to time in amounts such that the aggregate principal amount of Advances at any one time outstanding will not exceed $8,000,000.00 (the $8,000,000 Loan"). This facility is for the purpose of financing acquisitions of companies in related industries. Borrower shall have the right to borrow, re-pay and re-borrow (one time only) the $8,000,000.00 Loan during the term of said Loan. Once repaid, the revolving component of the $8,000,000 Loan may not be re-borrowed under any condition whatsoever. Borrower may not re-borrow any portion of the $8,000,000

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Loan unless Borrower has re-paid the entire outstanding balance of the Loan prior to June 30, 2004. Notwithstanding the foregoing, for so long as Borrower is in compliance with the terms and conditions of this Agreement and after giving effect thereto, there shall be no Default hereunder, Borrower may use its own funds to make one or more acquisitions.

         3. Section 2.2 of the Agreement is hereby deleted in its entirety and the following Section 2.2 is hereby substituted in lieu thereof:

                  2.2 Notes. The Loans shall be evidenced by (i) an Amended and Restated Revolving Promissory Note in the face amount of $7,000,000.00 (the "$7,000,000 Note") dated as of July 30, 2003, and (ii) an Amended and Restated Term/Non-Revolving Promissory Note in the face amount of $8,000,000.00 (the $8,000,000 Note") dated as of October __, 2003 (collectively, the "Notes") and shall be payable in accordance with the terms of each respective Note and this Agreement.

         4. Section 2.6(E) of the Agreement is hereby deleted in its entirety and the following Section 2.6(E) is hereby substituted in lieu thereof:

                  (e) To the extent that the aggregate amount of all Advances and the face amount of all outstanding letters of credit exceeds the Borrowing Base, the amount of such excess will be paid immediately to Bank upon Bank's demand.

         5. Section 2.10 of the Agreement is hereby deleted in its entirety and the following Section 2.10 is hereby substituted in lieu thereof:

                  2.10.    Letters of Credit.

                  (a) At its discretion Bank may from time to time issue, extend or renew letters of credit and for the account of Borrower or its Subsidiaries up to an aggregate maximum amount of $1,000,000.00. The availability of Advances under the $7,000,000.00 Loan shall be reduced by outstanding obligations of Bank under any letters of credit. All payments made by Bank under any such letters of credit (whether or not Borrower is the account party or drawer) and all fees, commissions, discounts and other amounts owed or to be owed to Bank in connection therewith shall be deemed to be Advances under the $7,000,000 Note, shall be secured by the Collateral, and shall be repaid on demand. Borrower shall complete and sign such applications and supplemental agreements and provide such other documentation as Bank may require. The form and substance of all letters of credit shall be subject to Bank's approval. All letters of credit shall have a term not to exceed one year, and shall have an expiration date of not later than 90 days beyond the Termination Date. Bank may charge a fee or commission for issuance, renewal or extension of a letter of credit. Borrower unconditionally guarantees all obligations of any Subsidiary with respect to letters of credit issued by Bank for the account of such Subsidiary. Upon a Default, Borrower shall, on demand, deliver to Bank good funds equal to 105% of Bank's maximum liability under all outstanding letters of credit, to be held as cash Collateral for Borrower's reimbursement obligations and other Indebtedness.

                  (b) Any letter of credit issued hereunder shall be governed, as applicable, by the Uniform Customs and Practice for Documentary Credits, International Chamber of Commerce ("ICC") Publication 500 or any subsequent revision or restatement thereof adopted by the ICC and in use by Bank or the International Standby Practices, ICC Publication No. 590 or any subsequent revision or restatement thereof adopted by the ICC and in use by Bank, except to the extent that the terms of such publication would limit or diminish rights granted to Bank hereunder or in any other Loan Document.

         6. Section 2.11 of the Agreement is hereby deleted in its entirety and the following Section 2.11 is hereby substituted in lieu thereof:

                  2.11. Fees. Borrower shall pay to Bank: (i) a one-time non-refundable facility fee in the amount of $25,000.00, prior to the closing of the Loan; (ii) annually during the term of the $7,000,000 Note, an annual non-refundable facility fee equal to 25 basis points on the difference between the

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average usage and the average availability supported by the Borrowing Base;
(iii) during the term of the $8,000,000 Note, a non-refundable non-use fee equal to 50 basis points of the average un-used portion for such previous year as determined on each fiscal year end of Borrower and on the Termination Date; and
(iv) at such times as Bank shall require, Bank's standard fees in connection with letters of credit, as in effect from time to time, and with respect to standby letters of credit, at the time of issuance of each standby letter of credit, a fee equal to 1.25% per annum on the face amount of the standby letter of credit for the period of time the standby letter of credit will be outstanding.

         7. Except as hereby amended and modified, the terms of the Loan Agreement shall remain in full force and effect.

         8. Borrower acknowledges, represents, warrants and confirms to Bank that: (i) the Notes, the Agreement and the other Loan Documents, as amended or modified to date, are valid and binding upon Borrower and enforceable in accordance with the respective terms thereof; (ii) all of the terms, covenants, conditions, representations, warranties and agreements contained in the Loan Documents are hereby ratified and confirmed in all respects; (iii) there are no defenses, setoffs, counterclaims, cross-actions or equities in favor of Borrower to or against the enforcement of the Notes, the Agreement or the other Loan Documents; (iii) no oral representations, statements, or inducements have been made by Bank with respect to the Loan, this Amendment or any Loan Document; and
(iv) Bank is under no obligation to further amend or modify the Agreement or any other Loan Document.

         9. Each Guarantor acknowledges, represents, warrants and confirms to Bank that: (i) each respective Guaranty Agreement and all other documents executed by each Guarantor in connection therewith are valid and binding obligations of each Guarantor, enforceable in accordance with their respective terms; (ii) the Loan, as evidenced by the Notes and other Loan Documents, shall continue to be guarantied by each Guaranty Agreement; (iii) all of the terms, covenants, conditions, representations, warranties and agreements contained in each Guaranty Agreement are hereby ratified and confirmed in all respects; (iv) there are no defenses, setoffs, counterclaims, cross-actions or equities in favor of any Guarantor to or against the enforcement of any Guaranty Agreement or any of the other Loan Documents; (v) no oral representations, statements, or inducements have been made by Bank with respect to the Loan, this Agreement or any Guaranty Agreement; and (vi) Bank is under no obligation to further amend or modify the Agreement or any other Loan Document.

         10. The Agreement, the Guaranty Agreements and all other Loan Documents, and all other documents executed in connection with any of the foregoing, are hereby ratified, confirmed and approved in all respects including, but not limited to, the representations and warranties contained therein, and Borrower and Guarantor do each hereby represent and warrant that no default now exists.

         11. Except as amended by this Agreement, no term or condition of the Agreement or any other Loan Document shall be modified and the same shall remain in full force and effect; provided, however, if any provision of this Agreement is in conflict with, or inconsistent with, any provision in the Agreement (as amended) or other Loan Documents, then the provision contained in this Agreement shall govern and control.

         12. AS A MATERIAL INDUCEMENT FOR BANK TO EXECUTE THIS AGREEMENT, BORROWER AND EACH GUARANTOR DO EACH HEREBY RELEASE, WAIVE, DISCHARGE, COVENANT NOT TO SUE, ACQUIT, SATISFY AND FOREVER DISCHARGE BANK, ITS RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AND AGENTS AND ITS AFFILIATES AND ASSIGNS FROM ANY AND ALL LIABILITY, CLAIMS, COUNTERCLAIMS, DEFENSES, ACTIONS, CAUSES OF ACTION, SUITS, CONTROVERSIES, AGREEMENTS, PROMISES AND DEMANDS WHATSOEVER IN LAW OR IN EQUITY WHICH THE BORROWER AND/OR ANY GUARANTOR EVER HAD, NOW HAS, OR WHICH ANY PERSONAL REPRESENTATIVE, SUCCESSOR, HEIR OR ASSIGN OF BORROWER AND/OR ANY GUARANTOR HEREAFTER CAN, SHALL OR MAY HAVE AGAINST BANK, ITS RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AND AGENTS, AND ITS AFFILIATES AND ASSIGNS, FOR, UPON OR BY REASON OF ANY MATTER, CAUSE OR THING WHATSOEVER THROUGH THE DATE THAT THIS AGREEMENT IS EXECUTED. BORROWER AND EACH

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GUARANTOR FURTHER EXPRESSLY AGREE THAT THE FOREGOING RELEASE AND WAIVER
AGREEMENT IS INTENDED TO BE AS BROAD AND INCLUSIVE AS PERMITTED BY THE LAWS OF THE STATE OF FLORIDA. IN ADDITION TO, AND WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, AND IN CONSIDERATION OF BANK'S EXECUTION OF THIS AGREEMENT, BORROWER AND EACH GUARANTOR COVENANT WITH AND WARRANT UNTO BANK, AND ITS RESPECTIVE AFFILIATES AND ASSIGNS, THAT THERE EXIST NO CLAIMS, COUNTERCLAIMS, DEFENSES, OBJECTIONS, OFFSETS OR CLAIMS OF OFFSETS AGAINST BANK OR THE OBLIGATIONS OF BORROWER AND EACH GUARANTOR TO PAY ANY OBLIGATIONS TO BANK WHEN AND AS THE SAME BECOMES DUE AND PAYABLE.

         13. The Loan Documents constitute the entire understanding and agreement among Borrower, Guarantor, and Bank with respect to the transactions arising in connection with the Loan, and supersede all prior written or oral understandings and agreements among Borrower, Guarantor, and Bank with respect to the matters addressed in the Loan Documents.

         14.      Binding Arbitration; Preservation of Remedies.

                  (a) Binding Arbitration. Upon demand of any party hereto, whether made before or after institution of any judicial proceeding, any claim or controversy arising out of, or relating to the Loan Documents ("Disputes") between the parties hereto (a "Dispute") shall be resolved by binding arbitration conducted under and governed by the Commercial Financial Disputes Arbitration Rules (the "Arbitration Rules") of the American Arbitration Association (the "AAA") and the Federal Arbitration Act in Miami, FL. Disputes may include, without limitation, tort claims, counterclaims, disputes as to whether a matter is subject to arbitration, claims brought as class actions, or claims arising from documents executed in the future. A judgment upon the award may be entered in any court having jurisdiction. Notwithstanding the foregoing, this arbitration provision does not apply to disputes under or related to swap agreements.

                  (b) Special Rules. All arbitration hearings shall be conducted in the city in which the office of Bank first stated above is located. A hearing shall begin within 90 days of demand for arbitration and all hearings shall be concluded within 120 days of demand for arbitration. These time limitations may not be extended unless a party shows cause for extension and then for no more than a total of 60 days. The expedited procedures set forth in Rule 51 et seq. of the Arbitration Rules shall be applicable to claims of less than $1,000,000. Arbitrators shall be licensed attorneys selected from the Commercial Financial Dispute Arbitration Panel of the AAA. The parties do not waive applicable Federal or state substantive law except as provided herein.

                  (c) Preservation and Limitation of Remedies. Notwithstanding the preceding binding arbitration provisions, the parties agree to preserve, without diminution, certain remedies that any party may exercise before or after an arbitration proceeding is brought. The parties shall have the right to proceed in any court of proper jurisdiction or by self-help to exercise or prosecute the following remedies, as applicable: (i) all rights to foreclose against any real or personal property or other security by exercising a power of sale or under applicable law by judicial foreclosure including a proceeding to confirm the sale; (ii) all rights of self-help including peaceful occupation of real property and collection of rents, set-off, and peaceful possession of personal property; (iii) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and filing an involuntary bankruptcy proceeding; and (iv) when applicable, a judgment by confession of judgment. Any claim or controversy with regard to the parties' entitlement to such remedies is a Dispute.

                  (d) No Punitive Damages. Each party agrees that it shall not have a remedy of punitive or exemplary damages against the other in any Dispute and hereby waives any right or claim to punitive or exemplary damages it may have now or which may arise in the future in connection with any Dispute, whether the Dispute is resolved by arbitration or judicially.

                  (e) Waiver of Jury Trial. The parties acknowledge that by agreeing to binding arbitration they have irrevocably waived any right they may have to a jury trial with regard to a Dispute.

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         THIS FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AND
SECURITY AGREEMENT IS EXECUTED AND DELIVERED UNDER SEAL AS OF OCTOBER 14, 2003.

                     BORROWER:

                     SFBC INTERNATIONAL, INC., a Delaware corporation

                     By: /s/ Ramiro Casanas
                         ------------------------------------------------
                                Ramiro Casanas, Assistant Secretary

                     GUARANTOR:

                     SOUTH FLORIDA KINETICS, INC., a Florida corporation, d/b/a SOUTH FLORIDA BIOAVAILABILITY CLINIC

                     By: /s/ Ramiro Casanas
                         ------------------------------------------------
                               Ramiro Casanas, Assistant Secretary

                     SFBC FT. MYERS, INC., a Florida corporation

                     By: /s/ Ramiro Casanas
                         ------------------------------------------------
                               Ramiro Casanas, Assistant Secretary

                     SFBC ANALYTICAL LABORATORIES, INC., a Florida corporation

                     By: /s/ Ramiro Casanas
                         ------------------------------------------------
                               Ramiro Casanas, Assistant Secretary

                     SFBC NEW DRUG SERVICES, INC., a Florida corporation, f/k/a SFBC CHARLOTTE, INC.

                     By: /s/ Ramiro Casanas
                         ------------------------------------------------
                                Ramiro Casanas, Assistant Secretary

                     SFBC CANADA, INC., a Federal corporation (Canada)

                     By: /s/ Ramiro Casanas
                         ------------------------------------------------
                               Ramiro Casanas, Assistant Secretary

                     ANAPHARM, INC., a provincial corporation (Quebec)

                     By: /s/ Ramiro Casanas
                         ------------------------------------------------
                               Ramiro Casanas, Assistant Secretary

                     SYNFINE RESEARCH INC., a provincial corporation (Ontario)

                     By: /s/ Ramiro Casanas
                         ------------------------------------------------
                               Ramiro Casanas, Assistant Secretary



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                     DAEDAL MANAGEMENT & INVESTMENT INC.,
                     a provincial corporation (Ontario)

                     By: /s/ Ramiro Casanas
                         ------------------------------------------------
                              Ramiro Casanas, Assistant Secretary

                     DANAPHARM CLINICAL RESEARCH INC.,
                     a provincial corporation (Ontario)

                     By: /s/ Ramiro Casanas
                         ------------------------------------------------
                              Ramiro Casanas, Assistant Secretary

                     BANK:

                     WACHOVIA BANK, NATIONAL ASSOCIATION

                     By: /s/ Daniel N. Gonzalez                    (SEAL)
                         ------------------------------------------
                         Daniel N. Gonzalez, Senior Vice President




Sworn to and subscribed before me this ___ day of October, 2003. I certify that:
(a) I am the duly authorized and licensed captain of the Vessel described above; and (b) the Vessel was outside the territorial limits of the State of Florida at a longitude of _____________ and a latitude of _____________ at the time of the execution and delivery of this Note.



                                    ----------------------------------------
                                    Captain of Vessel
                                    Print Name:
                                               -----------------------------
                                    License Number:
                                               -----------------------------